UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 26, 2013

ZILLOW, INC.

(Exact name of registrant as specified in its charter)

Washington	001-35237	20-2000033
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1301 Second Avenue, Floor 31, Seattle, Washington		98101
(Address of principal executive offices)		(Zip Code)

(206) 470-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Amendment No. 1

This Form 8-K/A is filed as an amendment (Amendment No. 1) to the Current Report on Form 8-K filed by Zillow, Inc. (“Zillow”) under Items 2.01 and 9.01 on August 28, 2013 (the “Initial 8-K”). As previously reported in the Initial 8-K, on August 26, 2013, Zillow, through its wholly owned subsidiary, Strawberry Acquisition, Inc., a Delaware corporation (“Merger Sub”), consummated its acquisition of StreetEasy, Inc., formerly known as NMD Interactive, Inc., d/b/a StreetEasy, a Delaware corporation (“StreetEasy”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) by and among Zillow, StreetEasy, Merger Sub and Shareholder Representative Services LLC, acting as the stockholder representative, dated August 16, 2013. Under the terms and subject to the conditions of the Merger Agreement, Merger Sub merged with and into StreetEasy with StreetEasy remaining as the surviving company and a wholly owned subsidiary of Zillow (the “Merger”). This Amendment No. 1 is being filed to include the financial information required under Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The unaudited condensed interim financial statements of StreetEasy as of June 30, 2013 and for the six months ended June 30, 2013 and 2012 are filed as Exhibit 99.2 to this Amendment No. 1 and are incorporated herein by reference. The audited financial statements of StreetEasy as of and for the year ended December 31, 2012 are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma financial information with respect to the transaction described in Item 2.01 is filed as Exhibit 99.4 to this Amendment No. 1 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 16, 2013, by and among Zillow, Inc., NMD Interactive, Inc., d/b/a StreetEasy, Strawberry Acquisition, Inc. and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 of the Zillow, Inc. Current Report on Form 8-K filed August 19, 2013 (Commission File Number 001-35237)).

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press release dated August 28, 2013 entitled “Zillow Completes Acquisition of StreetEasy” issued by Zillow, Inc. on August 28, 2013 (incorporated by reference to Exhibit 99.1 of the Zillow, Inc. Current Report on Form 8-K filed August 28, 2013 (Commission File Number 001-35237)).

99.2	Unaudited condensed interim financial statements of StreetEasy, Inc., as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.

99.3	Audited financial statements of StreetEasy, Inc. as of and for the year ended December 31, 2012.

99.4	Unaudited pro forma financial information as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 5, 2013	ZILLOW, INC.

	By:	/S/ SPENCER M. RASCOFF
	Name:	Spencer M. Rascoff
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated August 16, 2013, by and among Zillow, Inc., NMD Interactive, Inc., d/b/a StreetEasy, Strawberry Acquisition, Inc. and Shareholder Representative Services LLC (incorporated by reference to Exhibit 2.1 of the Zillow, Inc. Current Report on Form 8-K filed August 19, 2013 (Commission File Number 001-35237)).

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Press release dated August 28, 2013 entitled “Zillow Completes Acquisition of StreetEasy” issued by Zillow, Inc. on August 28, 2013 (incorporated by reference to Exhibit 99.1 of the Zillow, Inc. Current Report on Form 8-K filed August 28, 2013 (Commission File Number 001-35237)).

99.2	Unaudited condensed interim financial statements of StreetEasy, Inc. as of June 30, 2013 and for the six months ended June 30, 2013 and 2012.

99.3	Audited financial statements of StreetEasy, Inc. as of and for the year ended December 31, 2012.

99.4	Unaudited pro forma financial information as of and for the six months ended June 30, 2013 and for the year ended December 31, 2012.

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